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                                                                EXECUTION COPY


                           RESTRICTED STOCK AGREEMENT

                  THIS RESTRICTED STOCK AGREEMENT (as it may be amended from time to time, the "Agreement"), dated as of June 1, 2002 (the "Grant Date"), between Diamond Triumph Auto Glass, Inc., a Delaware corporation (the "Company"), and Norman Harris ("Executive").

                                   WITNESSETH:

                  Executive is a key employee of the Company; and

                  The Company desires to encourage Executive to remain employed by the Company and to contribute to the success of the Company by transferring to Executive shares of common stock of the Company, subject to the restrictions and conditions contained in this Agreement.

                  In consideration of services to be rendered to the Company, the payment by Executive to the Company of $263.66, representing the aggregate par value of the Restricted Shares (as defined in Section 1), and the other mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Sale of Restricted Shares. Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to sell to Executive, and Executive hereby agrees to purchase from the Company, a total of 26,366 shares (the "Restricted Shares") of the Company's common stock, par value $0.01 per share ("Common Stock"), for the consideration set forth above. Executive shall deliver to the Company the amount of $263.66 by cash or check within five business days following the date of the execution of this Agreement. For purposes of this Agreement, "Restrictions" shall mean the restrictions and conditions set forth in Section 2 and Section 3, as applicable, with respect to the Restricted Shares and the Retained Distributions (as defined below). The Company shall cause the Restricted Shares to be issued and a stock certificate or certificates representing the Restricted Shares to be registered in the name of Executive promptly upon execution of this Agreement, but the stock certificate or certificates shall be delivered to, and held in custody by, the Company until such time or times that the Restrictions have lapsed pursuant to
Section 3. On or before the date of execution of this Agreement, Executive shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Shares, which will permit transfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with this Agreement.

         2.       Restrictions.
                  ------------

                  (a) Executive shall have all rights and privileges of a stockholder of the Company with respect to the Restricted Shares, including voting rights and the right to receive dividends paid with respect to such shares, except that, until such time or times as the Restrictions have lapsed pursuant to Section 3, the following provisions shall apply:

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                           (i)      Executive shall not be entitled to delivery
of the certificate or certificates for any of the Restricted Shares until the Restrictions have lapsed with respect thereto pursuant to Section 3;

                           (ii)     The Company will retain custody of all cash
dividends and other distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the Restrictions and the other terms and conditions under this Agreement that are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts;

                           (iii)    The Restricted Shares may not be sold,
transferred, assigned, pledged or otherwise encumbered or disposed of by Executive before the Restrictions have lapsed pursuant to Section 3; and

                           (iv)     The Restricted Shares and Retained
Distributions shall be subject to forfeiture upon termination of Executive's employment with the Company to the extent set forth in Section 3(d) and upon the breach of any of the terms or conditions of this Agreement.

                  (b) Any attempt to dispose of Restricted Shares in a manner contrary to the Restrictions or any other written agreement to which the Company and the Executive are parties shall be ineffective.

         3.       When Restrictions Lapse.
                  -----------------------

                  (a) Subject to Sections 3(b), 3(c) and 3(d), the Restricted Shares shall vest and the Restrictions shall lapse: (i) with respect to 20% of the Restricted Shares on the Grant Date; (ii) with respect to 20% of the Restricted Shares on the first anniversary of the Grant Date; (iii) with respect to 20% of the Restricted Shares on the second anniversary of the Grant Date; (iv) with respect to 20% of the Restricted Shares on the third anniversary of the Grant Date; and (v) with respect to 20% of the Restricted Shares on the fourth anniversary of the Grant Date; provided, in each case that Executive is employed by the Company on such date. Each installment of Restricted Shares that may become vested pursuant to Section 3(a)(i) - (v) shall be referred to herein as an "Installment."

                  (b) Subject to Sections 3(c) and 3(d), Restricted Shares shall fully vest and the Restrictions shall lapse with respect to all Restricted Shares immediately prior to the first to occur of the following:

                           (i)      The consummation (in one or a series of
transactions) of a sale by the Company of all or substantially all of its assets or of a merger or reorganization having substantially the same effect (an "Asset Sale"); or

                           (ii)     The consummation of a sale of all or
substantially all of the outstanding shares of the Company's capital stock or of a merger or reorganization having substantially the same effect (a "Change in Control").

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The determination of whether a particular transaction (or series of transactions) shall constitute an Asset Sale or a Change in Control shall be made by the Board of Directors of the Company (the "Board") in its sole discretion.

                  (c) In the event of the dissolution or liquidation of the Company, any Restricted Shares that that had not theretofore vested shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (d) If Executive's employment with the Company is terminated, any Restricted Shares that that have not theretofore vested shall become vested as follows:

                           (i)      If the Company terminates Executive's
employment without Cause (as such term is defined in Section 11.2 of that certain Employment Agreement by and between Executive and the Company dated as of June 1, 2002 (the "Employment Agreement")) or if Executive's employment with the Company is terminated due to Executive's death or Disability (as such term is defined in Section 11.3 of the Employment Agreement), then, effective immediately prior to such termination of employment, the Restricted Shares shall vest and the Restrictions shall lapse only with respect to any Installment that would otherwise have become vested pursuant to Section 3(a) prior to the first anniversary of the date of such termination of employment.

                           (ii)     If Executive's employment with the Company
is terminated, either by Executive or the Company, for any reason other than as set forth in Section 3(d)(i), then no Restrictions shall lapse with respect to any Restricted Shares and no such Restricted Shares shall become vested following the date of such termination of employment.

                           (iii)    Any Restricted Shares that remain subject
to the Restrictions as of the effective date of Executive's termination of employment (and that do not become vested pursuant to Section 3(d)(i)) shall thereupon be forfeited without further action by the Company.

         4. Issuance of Stock Certificates for Shares. The stock certificate or certificates representing the Restricted Shares shall be issued promptly following the execution of this Agreement and shall be delivered to the Corporate Secretary or such other custodian as may be designated by the Company, to be held by the Company until the Restrictions have lapsed under Section 3. Such stock certificate or certificates shall bear the following (or substantially equivalent) legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE

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                  STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF
                  SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF (X) A RESTRICTED STOCK AGREEMENT ENTERED INTO BETWEEN THE EXECUTIVE AND THE COMPANY AND (Y) A MANAGEMENT SUBSCRIPTION AND STOCKHOLDERS AGREEMENT DATED AS OF MARCH 31, 1998, AS AMENDED, AMONG THE EXECUTIVE, GREEN EQUITY INVESTORS II, L.P., AND THE COMPANY, A COPY OF EACH OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF SUCH AGREEMENTS.

Once the Restrictions have lapsed with respect to any portion of the Restricted Shares, upon the written request of Executive, a stock certificate or certificates for such portion of the Restricted Shares shall be returned and exchanged for new stock certificates without the foregoing legend for the newly vested portion of the Restricted Shares (although such certificates make bear such other legend(s) as the Company may deem to be necessary or appropriate). Upon the written request of Executive, the certificates representing the newly vested shares shall be delivered to Executive (or to the person to whom the rights of Executive shall have passed by will or the laws of descent and distribution) promptly after the date on which the Restrictions have lapsed but not before Executive has made any tax payment to the Company or made other arrangements for tax withholding, as required by Section 5(a). Once the Restrictions have lapsed with respect to all of the Restricted Shares, all certificates held by the Company representing the vested shares shall be delivered promptly to Executive (or to the person to whom the rights of Executive shall have passed by will or the laws of descent and distribution), provided that Executive has made any tax payment to the Company or made other arrangements for tax withholding, as required by Section 5(a).

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         5.       Taxation.
                  --------

                  (a) Whenever the Restrictions lapse with respect to some or all of the Restricted Shares pursuant to Section 3, the Company shall notify Executive of the amount of any tax which must be withheld by the Company under all applicable federal, state and local tax laws. Executive agrees to make arrangements with the Company to (i) remit a cash payment of the required amount to the Company or (ii) to authorize the deduction of such amount from Executive's compensation.

                  (b) Executive has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. Executive is relying solely on such advisors and not on any statements of the Company or any of its agents. Executive understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of the transactions contemplated by this Agreement. Executive understands that it may be beneficial in certain circumstances to elect to be taxed as of the Grant Date rather than when the Restrictions lapse by filing an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), with the Internal Revenue Service within 30 days from the Grant Date. EXECUTIVE ACKNOWLEDGES THAT IT IS HIS RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF HE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF. Executive acknowledges that nothing in this Agreement constitutes tax advice.

         6. Securities Laws. The Company may from time to time impose any conditions on the transfer of the Restricted Shares as it deems necessary or advisable to ensure that any transfers of the Restricted Shares granted hereunder will satisfy the applicable requirements of federal and state securities laws. Such conditions to satisfy applicable federal and state securities laws may include, without limitation, the partial or complete suspension of the right to transfer the Restricted Shares until the Restricted Shares have been registered under the Securities Act of 1933 as amended, or until such transfer may, in the opinion of counsel acceptable to the Company, be made without registration pursuant to an applicable exemption therefrom. Executive hereby represents, warrants and agrees as follows, and acknowledges that the Company is relying on the same in issuing, the Restricted Shares:

                  (a) Executive is entering into this Agreement solely on the basis of his own familiarity with the Company and all relevant factors about the Company's affairs and the Company has not made any express or implied representations, covenants or warranties to Executive with respect to such matters.

                  (b) Executive has read this Agreement and has been advised or has had the opportunity to be advised by his own legal counsel as to the consequences of entering into this Agreement.

                  (c) Executive has had access to all documents, records and books pertaining to the Company or in any way relevant to the investment in the Restricted Shares and has the opportunity to ask questions of, and receive answers from, the Company and its officers and directors concerning the terms and conditions of the transactions contemplated by this Agreement and the merits and risks of an investment in the Restricted Shares.

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                  (d)      Executive has knowledge and experience in financial
and business matters so as to be capable of evaluating the merits and risks of an investment in the Restricted Shares.

                  (e) Executive is acquiring the Restricted Shares for his own account with investment intent and not with a view to the resale or distribution of all or any part of such shares.

                  (f) Executive agrees that the Company may impose additional restrictions on the sale, pledge or other transfer of the Restricted Shares if, in the sole discretion of the Company and its counsel, such restrictions are necessary and desirable in order to achieve compliance with the provisions of federal or state securities laws.

                  (g) Executive is an "accredited investor," as defined in Rule 501(a) under the Securities Act of 1933, as amended.

         7. No Effect on Employment. Neither this Agreement nor the Restricted Shares granted hereunder shall confer upon Executive any right to continued employment with the Company or any subsidiary thereof, and shall not in any way modify or restrict the Company's or such subsidiary's right to terminate such employment.

         8. Adjustments. If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into or exchanged for a different number of kind of shares or securities of the Company through (a) a distribution or payment of a dividend on the Common Stock in shares of Common Stock, (b) subdivision of reclassification, in a stock split or similar transaction, of the outstanding shares of Common Stock into a greater number of shares, (c) combination or reclassification of, in a reverse stock split or similar transaction, the outstanding shares of Common Stock into a lesser number of shares, or (d) issuance of any shares of capital stock by reclassification of the Common Stock, then an appropriate and proportionate adjustment shall be made in the number and kind of Restricted Shares. Adjustments made pursuant to this
Section 8 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         9. Notices. All notices or other communications under this Agreement shall be given in writing and shall be deemed duly given and received on the third full business day following the day of the mailing thereof by registered or certified mail or when delivered personally or sent by facsimile transmission as follows:

                  (a) If to the Company, at its principal executive offices at the time of the giving of such notice, or at such other place as the Company shall have designated by notice as herein provided to the Executive,
Attention: Co-Chairmen of the Board; and

                  (b) If to the Executive at the address of the Executive as it appears in the Company's records or at such other place as the Executive shall have designated by notice as herein provided to the Company.

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         10.       Administration. The Board shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Restricted Shares as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon Executive, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Restricted Shares.

         11.      Miscellaneous.
                  -------------

                  (a) This writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by the Company and Executive.

                  (b) No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                  (c) Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Executive and his heirs and personal representatives.

                  (d) If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                  (e) The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections. Except as may otherwise be expressly provided, all references herein to "Section" or "Sections" shall mean the applicable section or sections of this Agreement.

                  (f) Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

                  (g) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

                  (h) This Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be construed and enforced in accordance with the internal laws of said state without regard to the principles of conflicts of law.

                            [signature page follows]

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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


                                    DIAMOND TRIUMPH AUTO GLASS, INC.


                                    By: /s/ Kenneth Levine
                                       ----------------------------------------
                                       Name:       Kenneth Levine
                                       Title:      Co-Chairman


                                        /s/ Norman Harris
                                      -----------------------------------------
                                                   Norman Harris




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